Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iFresh, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2020 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 20, 2020	/s/ Long Deng
Long Deng
Chief Executive Officer
(Principal executive officer)

Date: August 20, 2020	/s/ Yanhong (Amy) Xue
Yanhong (Amy) Xue
Chief Financial Officer
(Principal financial and accounting officer)